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                                                               Exhibit 15(ii)(a)

                                    EXHIBIT A
                                       TO
                              RULE 12b-1 AGREEMENT

         The following Funds and their respective Classes of Shares shall be subject to the Rule 12b-1 Agreement by and between the Participating Organization and BISYS:

Fountain Square Commercial Paper Fund
         Investment A Shares

Fountain Square Government Cash Reserves Fund
         Investment A Shares

Fountain Square U.S. Government Securities Fund
         Investment A Shares
         Investment C Shares

Fountain Square Quality Bond Fund
         Investment A Shares
         Investment C Shares

Fountain Square Quality Growth Fund
         Investment A Shares
         Investment C Shares

Fountain Square Mid-Cap Fund
         Investment A Shares
         Investment C Shares

Fountain Square Balanced Fund
         Investment A Shares
         Investment C Shares

Fountain Square Ohio Tax-Free Bond Fund
         Investment A Shares
         Investment C Shares

Fountain Square International Equity Fund
         Investment A Shares
         Investment C Shares

Fountain Square Equity Income Fund
         Investment A Shares
         Investment C Shares

Fountain Square Bond Fund For Income
         Investment A Shares
         Investment C Shares

Fountain Square Municipal Bond Fund
         Investment A Shares
         Investment C Shares